SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2008

FBR Capital Markets Corporation

(Exact name of Registrant as specified in its charter)

Virginia	20-5164223	001-33518
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North,

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

       On April 23, 2008, FBR Capital Markets Corporation held a conference call to discuss its results for the quarter ended March 31, 2008. A copy of the conference call transcript is furnished and attached hereto as Exhibit 99.1.

EXHIBIT

99.1	April 23, 2008 Conference Call Transcript

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR Capital Markets Corporation

April 24, 2008	By:	/s/ Bradley J. Wright
Bradley J. Wright Executive Vice President and Chief Financial Officer, FBR Capital Markets Corporation